                                                                    EXHIBIT 10.3


                            CYBERSOURCE CORPORATION

                             1999 STOCK OPTION PLAN


     1.  Purpose.  This 1999 Stock Option Plan/1/ ("Plan") is established as a
         -------
compensatory plan to attract, retain and provide equity incentives to selected persons to promote the financial success of CyberSource Corporation, a Delaware corporation (the "Company"). Capitalized terms not previously defined herein are defined in Section 18 of this Plan.

     2.  Types of Options and Shares.  Options granted under this Plan (the
         ---------------------------
"Options") may be either (a) incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or
(b) nonqualified stock options (also known as "nonstatutory stock options") ("NQSOs"), as designated at the time of grant. The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "Shares") are shares of Common Stock of the Company ("Common Stock").

     3.  Number of Shares.  The aggregate number of Shares that may be issued
         ----------------
pursuant to Options granted under this Plan is 5,000,000 Shares, subject to adjustment as provided in this Plan. If any Option expires or is terminated without being exercised in whole or in part, the unexercised or released Shares from such Option shall be available for future grant and purchase under this Plan. Shares that actually have been issued under the Plan shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

     4.  Eligibility.
         -----------
         (a)  General Rules of Eligibility. Options may be granted to employees,
              ----------------------------
officers, directors, consultants, independent contractors and advisors (provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction) of the Company or any Parent, Subsidiary or Affiliate of the Company. ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or a Parent or Subsidiary of the Company. The Committee (as defined in Section 15) in its sole discretion shall select the recipients of Options ("Optionees"). An Optionee may be granted more than one Option under this Plan.

          (b) Company Assumption of Options. The Company may also, from time to
              -----------------------------
time, assume outstanding options granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Option under this Plan in replacement of the Option assumed by the Company, or (ii) treating the assumed option as if it

-------------

  /1/Approved by the Company's Board of Directors and stockholders on ______ __, 199_, and ______ __, 199_, respectively.

had been granted under this Plan if the terms of such assumed option could be applied to an Option granted under this Plan. Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an Option hereunder if the other company had applied the rules of this Plan to such grant.

     5. Terms and Conditions of Options. The Committee shall determine whether
        -------------------------------
each Option is to be an ISO or an NQSO, the number of Shares subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

          (a) Form of Option Grant. Each Option granted under this Plan shall be
              --------------------
evidenced by a written Stock Option Grant (the "Grant") in substantially the form attached hereto as Exhibit A and Exhibit A-1 (with respect to grants made to Non-Employee Directors pursuant to Section 6 hereof) or such other form as shall be approved by the Committee.

          (b) Date of Grant. The date of grant of an Option shall be the date on
              -------------
which the Committee makes the determination to grant such Option unless otherwise specified by the Committee and subject to applicable provisions of the Code. The Grant representing the Option will be delivered to the Optionee with a copy of this Plan within a reasonable time after the date of grant; provided, however, that if, for any reason, including a unilateral decision by the Committee not to execute an agreement evidencing such Option, a written Grant is not executed within sixty (60) days after the date of grant, such Option shall be deemed null and void (at the discretion of the Committee). No Option shall be exercisable until such Grant is executed by the Company and the Optionee.

          (c) Exercise Price. The exercise price of an NQSO shall be not less
              --------------
than eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Option is granted. The exercise price of an ISO shall be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date the Option is granted. The exercise price of any Option granted to a person owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("Ten Percent Shareholders") shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date the Option is granted.

          (d) Exercise Period. Options shall be exercisable within the times or
              ---------------
upon the events determined by the Committee as set forth in the Grant; provided, however, that, so long as required by Applicable Laws, each Option must become exercisable at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option is granted; provided further, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further, that no ISO granted to a Ten Percent Shareholder shall be exercisable after the expiration of five (5) years from the date the Option is granted. The Committee may grant an Option whereby the Optionee may elect to exercise any or all of the Option prior to full vesting. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or to any other restriction the Committee determines to be appropriate.

          (e) Limitations on Options. The aggregate Fair Market Value
              ----------------------
(determined as of the time an Option is granted) of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) shall not exceed one hundred thousand dollars ($100,000). To the extent that the Fair Market Value of stock with respect to which ISOs are exercisable for the first time by an Optionee during any calendar year exceeds $100,000, the Options for the amount in excess of $100,000 shall be treated as not being ISOs and shall be treated as NQSOs. The foregoing shall be applied by taking Options into account in the order in which they were granted. In the event that the Code or the regulations promulgated thereunder are amended after the effective date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

          (f) Options Non-Transferable. To the extent provided in an individual
              -------------------------
Grant, NQSOs shall be transferable by gift to members of the Optionee's Immediate Family, by instrument to an inter vivos or testamentary trust under which the NQSOs are to be passed to beneficiaries upon the death of the Optionee as settlor of the trust, by will, and by the laws of descent and distribution. ISOs granted under this Plan, and any interest therein, shall not be transferable or assignable by the Optionee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee or any permitted transferee.

          (g) Assumed Options. In the event the Company assumes an option
              ---------------
granted by another company in accordance with Section 4(b) above, the terms and conditions of such option shall remain unchanged (except the exercise price and the number and nature of shares issuable upon exercise, which will be adjusted appropriately pursuant to Section 424 of the Code and the Treasury Regulations applicable thereto). In the event the Company elects to grant a new Option rather than assuming an existing option (as specified in Section 4), such new Option need not be granted at Fair Market Value on the date of grant and may instead be granted with a similarly adjusted exercise price.

          (h) Termination of Options. Except as otherwise provided in an
              ----------------------
Optionee's Grant, Options granted under the Plan shall terminate and may not be exercised if the Optionee ceases to be employed by, or provide services to, the Company or any Parent or Subsidiary of the Company (or, in the case of a NQSO, by or to any Affiliate of the Company). An Optionee shall be considered to be employed by the Company for all purposes under this Section 5(h) if the Optionee is an officer, director or full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company or if the Committee determines that the Optionee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. The Committee shall have discretion to determine whether an Optionee has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated (the "Termination Date").

          (i) Termination Generally. If an Optionee ceases to be employed by the
              ---------------------
Company and all Parents, Subsidiaries or Affiliates of the Company for any reason except death or disability, the Options which are then exercisable (and only to the extent exercisable)(the "Vested Options") by the Optionee on the Termination Date, may be exercised by the Optionee, but only within three months after the Termination Date or such shorter period of time as provided in the Grant, but in no event less than thirty (30) days; provided that Options may not be exercised in any event after the Expiration Date.

          (j) Death or Disability. If an Optionee's employment with the Company
              -------------------
and all Parents, Subsidiaries and Affiliates of the Company is terminated because of the death of the Optionee or the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code, the Vested Options, as determined on the Termination Date, may be exercised by the Optionee (or the Optionee's legal representative), but only within twelve (12) months after the Termination Date; and provided further that Options may not be exercised in any event later than the Expiration Date. If an Optionee's employment with the Company and all Parents, Subsidiaries and Affiliates of the Company is terminated because of a disability of the Optionee which is not permanent and total within the meaning of Section 22(e)(3) of the Code, the Vested Options, as determined on the Termination Date, may be exercised by the Optionee or the Optionee's legal representative, but only within six (6) months after the Termination Date; and provided further that Options may not be exercised in any event later than the Expiration Date.

     6.  Director Formula Option Grants.  In addition to discretionary grants of
         ------------------------------
Options granted pursuant to other terms of this Plan, Non-Employee Directors of the Company shall receive Options in accordance with the following terms:

          (a) Formula Grant. On the date of adoption of this Plan, each Non-
              --------------
Employee Director shall receive a NQSO for 10,000 shares. Following the date of adoption of this Plan, upon initial election or appointment to the Company's Board of Directors, provided that such election or appointment is not during the Company's last quarter of a year, the elected or appointed Non-Employee Director shall receive a NQSO for 10,000 shares on the first business day following the election or appointment of such Non-Employee Director. Thereafter, annually on January 1, each Non-Employee Director shall receive a NQSO for 10,000 shares.

          (b) Terms of Grant. Options granted pursuant to this Section 6 shall
              --------------
be subject to the following terms:

               (i) Exercise Price and Payment Terms. The exercise price for the
                   --------------------------------
     Options granted pursuant to this Section 6 shall be equal to one hundred per cent (100%) of the Fair Market Value of the Shares on the date of the grant, (excepting Ten Percent Shareholders in respect of whom the exercise price for the Options granted pursuant to this Section 6 shall be equal to one hundred ten percent (110%)) payable in cash or otherwise in accordance with the alternatives specified in clauses (i), (ii), (iv), (v) and (vi) of
     Section 7(b) of this Plan.

               (ii) Term. The term of the Options shall be ten (10) years from
                    ----
     the date the Option is granted (excepting Ten Percent Shareholders in respect of whom the term of the Options shall be five (5) years).

               (iii) Vesting and Repurchase Period. All Options granted pursuant
                     -----------------------------
     to the terms of this Section 6 shall be exercisable at anytime on or after the date of grant pursuant to the terms of the form of Grant set forth as Exhibit A-1 hereto. The Company shall have the right to repurchase any unvested Shares at the exercise price paid for such Shares pursuant to the terms of the form of Grant set forth as Exhibit A-1 hereto. With respect to Shares issued pursuant to Options granted on the date of adoption of the Plan, the Company's repurchase rights as to unvested Shares shall lapse on the earlier of (i) June 30, 1999 or (ii) the consummation of the Company's initial public offering of common stock. With respect to Shares issued pursuant to all other Options granted pursuant to the terms of this Section 6, the Company's repurchase rights as to unvested Shares shall lapse nine
     (9) months after the date of the grant.

               (iv) Other Terms. In order to be eligible for the annual
                    -----------
     automatic option grants, the Non-Employee Director shall be on the date of grant, and shall have maintained for the prior year, continuous status as an active member of the Board of Directors for the entire year or from the date the Non-Employee Director joined the Board of Directors. If, for any reason, a Non-Employee Director ceases to be a member of the Board, such director shall be ineligible for that year's grant.

     7.  Exercise of Options.
         -------------------

          (a) Notices. Options may be exercised only by delivery to the Company
              -------
of a written exercise agreement in a form approved by the Committee (which need not be the same for each Optionee), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding the Optionee's investment intent and access to information, if any, as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

          (b) Payment. Payment for the Shares may be made in cash (by check) or,
              -------
where permitted by law any of the following methods approved by the Committee, or any combination thereof, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law: (i) by cancellation of indebtedness of the Company to the Optionee; (ii) by surrender of shares of Common Stock of the Company already owned by the Optionee, having a Fair Market Value equal to the exercise price of the Option (but only to the extent that such exercise would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Committee); (iii) by waiver of compensation due or accrued to Optionee for services rendered; (iv) through delivery of a promissory note for the full exercise price bearing interest at such rate with the note due at such time, on a secured or unsecured basis, as determined by the Committee; (v) provided that a public market for the Company's stock exists, through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; and/or (vi) provided that a public market for the Company's stock exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company.

          (c) Withholding Taxes. Prior to issuance of the Shares upon exercise
              -----------------
of an Option, the Optionee shall pay or make adequate provision for any federal or state withholding obligations of the Company, if applicable. Where approved by the Committee in its sole discretion, the Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares exercised. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined in accordance with Section 83 of the Code (the "Tax Date"). All elections by Optionees to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

               (i) the election must be made on or prior to the applicable Tax Date;

               (ii) once made, the election shall be irrevocable as to the particular Shares as to which the election is made;

               (iii) all elections shall be subject to the consent or disapproval of the Committee; and

               (iv) if the Optionee is an officer or director of the Company or other person (in each case, an "Insider") whose transactions in the Company's Common Stock are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and if the Company is subject to Section 16(b) of the Exchange Act, the election must comply with Rule 16b-3 as promulgated by the Securities and Exchange Commission ("Rule 16b-3").

          (d) Limitations on Exercise. Notwithstanding anything else to the
              -----------------------
contrary in the Plan or any Grant, no Option may be exercisable later than the expiration date of the Option.

     8. Restrictions on Shares. At the discretion of the Committee, the Company
        ----------------------
may reserve to itself and/or its assignee(s) in the Grant (a) a right of first refusal to purchase all Shares that an Optionee (or a subsequent transferee) may propose to transfer to a third party, and/or (b) a right to repurchase a portion of or all Shares held by an Optionee upon the Optionee's termination of employment or service with the Company or its Parent, Subsidiary or Affiliate of the Company for any reason within a specified time (but not to exceed ninety (90) days of the later of termination or exercise of the Option, if required by Applicable Laws), as determined by the Committee at the time of grant at the higher of (i) the Optionee's original purchase price or, (ii) the Fair Market Value of such Shares. Shares may be repurchased at Optionee's original purchase price provided that, so long as required by Applicable Laws, such right to repurchase as to employees lapses at the rate of at least twenty percent (20%) of the Shares subject to the Option per year over five (5) years from the date the Option is granted (without respect to the date the Option was exercised or became exercisable).

     9. Modification, Extension and Renewal of Options. The Committee shall have
        ----------------------------------------------
the power to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of the Optionee, impair any rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee shall have the power to reduce the exercise price of outstanding options; provided, however, that the exercise price per share may not be reduced below the minimum exercise price that would be permitted under
Section 5(c) of this Plan for options granted on the date the action is taken to reduce the exercise price.

     10. Privileges of Stock Ownership. No Optionee shall have any of the rights
         -----------------------------
of a shareholder with respect to any Shares subject to an Option until such Option is properly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date, except as provided in this Plan. The Company shall provide to each Optionee, regardless of the reports provided to shareholders in general, a copy of the annual financial statements of the Company within a reasonable time frame following the end of the fiscal year of the Company.

     11. No Obligation to Employ; No Right to Future Grants. Nothing in this
         --------------------------------------------------
Plan or any Option granted under this Plan shall confer on any Optionee any right (a) to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate the Optionee's employment or other relationship at any time, with or without cause, or (b) to have any Option(s) granted to such Optionee under this Plan, or any other plan, or to acquire any other securities of the Company, in the future.

     12. Adjustment of Option Shares. In the event that the number of
         ---------------------------
outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, or if a substantial portion of the assets of the Company are distributed, without consideration in a spin-off or similar transaction, to the shareholders of the Company, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or shareholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share shall not be issued upon exercise of any Option and any fractions of a Share that would have resulted shall either be cashed out at Fair Market Value or the number of Shares issuable under the Option shall be rounded down to the nearest whole number, as determined by the Committee; and provided further that the exercise price may not be decreased to below the par value, if any, for the Shares.

     13.  Assumption of Options by Successors.
          -----------------------------------

          (a) In the event of (i) a merger or consolidation as a result of which the holders of voting securities of the Company prior to the transaction hold shares representing less than 51% of the voting securities of the Company after giving effect to the transaction (other than a merger or consolidation with a wholly-owned subsidiary or where there is no substantial change in the shareholders of the corporation and the Options granted under this Plan are assumed by the successor corporation), or (ii) the sale of all or substantially all of the assets of the Company, any or all outstanding Options shall be assumed by the successor corporation, which assumption shall be binding on all Optionees, an equivalent option shall be substituted by such successor corporation or the successor corporation shall provide substantially similar consideration to Optionees as was provided to shareholders (after taking into account the existing provisions of the Optionees' options such as the exercise price and the vesting schedule), and, in the case of outstanding shares subject to a repurchase option, issue substantially similar shares or other property subject to repurchase restrictions no less favorable to the Optionee.

          (b) In the event such successor corporation, if any, refuses to assume or substitute, as provided above, pursuant to an event described in subsection (a) above, or in the event of a dissolution or liquidation of the Company, the Options shall, notwithstanding any contrary terms in the Grant, expire on a date specified in a written notice given by the Committee to the Optionees specifying the terms and conditions of such termination (which date shall be at least twenty (20) days after the date the Committee gives the written notice).

     14. Adoption and Shareholder Approval. This Plan shall become effective on
         ---------------------------------
the date that it is adopted by the Board of Directors of the Company (the "Board"). This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board.

     15. Administration. This Plan may be administered by the Board or a
         --------------
Committee appointed by the Board (the "Committee"). At all times during which the Company is registered under the Exchange Act, with respect to grants of awards to directors or employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board, or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. As used in this Plan, references to the "Committee" shall mean either such Committee or the Board if no committee has been established. The interpretation by the Committee of any of the provisions of this Plan, any related agreements, or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

     16. Term of Plan. Options may be granted pursuant to this Plan from time to
         ------------
time on or prior to December 31, 2008, a date which is less than ten years after the earlier of the date of approval of this Plan by the Board or the shareholders of the Company pursuant to Section 14 of this Plan.

     17. Amendment or Termination of Plan. The Board or Committee may, at any
         --------------------------------
time, amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any Option theretofore granted, without his or her consent. To the extent necessary to comply with Applicable Laws, the Company shall obtain approval of the stockholders of the Company of any plan amendment in such a manner and to such a degree as required. Without limiting the foregoing, the Board or Committee may at any time or from time to time authorize the Company, with the consent of the respective Optionees, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options.

     18. Certain Definitions. As used in this Plan, the following terms shall
         -------------------
have the following meanings:

          (a) "Affiliate" means any corporation that directly, or indirectly
               ---------
through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

          (b) "Applicable Laws" means the legal requirements relating to the
               ---------------
administration of stock incentive plans, if any, under applicable provisions of federal and state securities laws, the corporate laws of California and, to the extent other than California, the corporate law of the state of the Company's incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to awards granted to residents therein.

          (c) "Fair Market Value" shall mean the fair market value of the Shares
               -----------------
as determined by the Committee from time to time in good faith, and if required by Applicable Laws, in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations. If a public market exists for the Shares, the Fair Market Value shall be the average of the last reported bid and asked prices for Common Stock of the Company on the last trading day prior to the date of determination or, in the event the Common Stock of the Company is listed on a stock exchange or is a Nasdaq National Market security, the Fair Market Value shall be the closing price on such exchange or quotation system on the last trading day prior to the date of determination.

          (d) "Non-Employee Directors" shall have the meaning set forth in Rule
              -----------------------
16b-3(b)(3) as promulgated by the Securities and Exchange Commission under
Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the Securities and Exchange Commission.

          (e) "Immediate Family" means an individual who is a member of the
               ----------------
Optionee's "immediate family" as that term is defined under Rule 16a-1(e) of the Exchange Act.

          (f) "Parent" means any corporation (other than the Company) in an
               ------
unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          (g) "Subsidiary" means any corporation (other than the Company) in an
               ---------
unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     19.  Information to Optionees.  The Company shall provide to each Optionee,
          ------------------------
during the period for which such Optionee has one or more options outstanding, copies of financial statements at least annually.

     20. Applicable Law and Regulations. The obligations of the Company under
         ------------------------------
this Plan are subject to the approval of state and federal authorities or agencies with jurisdiction over the subject matter hereof. The Company shall not be obligated to issue or deliver shares under this Plan if such issuance or delivery would violate applicable state or federal securities laws.

                                   EXHIBIT A
                               STOCK OPTION GRANT
                               ------------------

Optionee:
Address:
Total Shares Subject to Option:
Exercise Price Per Share:
Date of Grant:
Expiration Date of Option
Type of Option:                      Incentive:
                                              -------------------------------
                                     Nonqualified:
                                                 ----------------------------

     1.  Grant of Option.  CyberSource Corporation, a Delaware corporation (the
         ---------------
"Company"), hereby grants to the optionee named above ("Optionee") an option (this "Option") to purchase the total number of shares of Common Stock ("Common Stock") of the Company set forth above (the "Shares") at the exercise price per share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Grant and the Company's 1999 Stock Option Plan, as amended to the date hereof (the "Plan"). If designated as an Incentive Stock Option above, this Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

     2.   Exercise Period of Option.
          -----------------------------
          (a) (ISOs). The Optionee has option rights hereunder to purchase a
               ----
total of ___________ Shares which shall become exercisable during the time periods as set forth in this Section 2. On and after ______________ [one year from date of grant], this Option may be exercised by the Optionee for the purchase of ________ [fraction] of the Shares covered by this Option (_______ Shares), or any portion thereof. On or after the last day of each full month following __________ [one year from the date of grant] this Option may be exercised by the Optionee for the purchase of an additional ________ [fraction] of the Shares covered by this Option (_________ Shares), or any portion thereof. Once a portion of this Option becomes exercisable it shall remain exercisable until the Expiration Date, or until it terminates pursuant to the terms of
Section 4 hereof, whichever is first to occur.

          (b) (NQSOs). The Optionee has option rights hereunder to purchase a
               -----
total of ___________ Shares which shall become exercisable by the Optionee at any time on or after _______________ after _____________ . Once a portion of this Option becomes exercisable it shall remain exercisable until the Expiration Date, or until it terminates pursuant to the terms of Section 4 hereof, whichever is first to occur.

          (c) The minimum number of Shares that may be purchased upon any partial exercise of the Option is one hundred (100) shares.

          (d) This Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date. The portion of Shares as to which an Option is exercisable in accordance with the above schedule as of the applicable dates shall be deemed "Vested Options."

     3. Restriction on Exercise. This Option may not be exercised unless such
        -----------------------
exercise is in compliance with the Securities Act of 1933, as amended, and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or over-the-counter market on which the Company's Common Stock may be listed or quoted at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

     4. Termination of Option. Except as provided below in this Section 4, this
        ---------------------
Option shall terminate and may not be exercised if Optionee ceases to be employed by, or provide services to, the Company or by any Parent or Subsidiary of the Company (or, in the case of a nonqualified stock option, by or to any Affiliate of the Company). Optionee shall be considered to be employed by the Company for all purposes under this Section 4 if Optionee is an officer, director or full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company or if the Committee determines that Optionee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. The Committee shall have discretion to determine whether Optionee has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated (the "Termination Date").

          (a) Termination Generally. If Optionee ceases to be employed by the
              ---------------------
Company and all Parents, Subsidiaries or Affiliates of the Company for any reason except death or disability, the Vested Options, to the extent (and only to the extent) exercisable by Optionee on the Termination Date, may be exercised by Optionee, but only within thirty (30) days after the Termination Date; provided that this Option may not be exercised in any event after the Expiration Date.

          (b) Death or Disability. If Optionee's employment with the Company and
              ------------------
all Parents, Subsidiaries and Affiliates of the Company is terminated because of the death of Optionee or the disability of Optionee, including, without limitation, such disability as defined in Section 22(e)(3) of the Code, the Vested Options, to the extent (and only to the extent) exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee's legal representative), but only within twelve (12) months after the Termination Date; provided that this Option may not be exercised in any event later than the Expiration Date.

          (c) No Right to Employment. Nothing in the Plan or this Grant shall
              ----------------------
confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee's employment or other relationship at any time, with or without cause.

     5.  Manner of Exercise.
         ------------------

          (a) Exercise Agreement. This Option shall be exercisable by delivery
              ------------------
to the Company of an executed written Stock Option Exercise Agreement in the form attached hereto as Exhibit 1, or in such other form as may be approved by the Company, which shall set forth Optionee's election to exercise some or all of this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

          (b) Exercise Price. The Stock Option Exercise Agreement shall be
              --------------
accompanied by full payment of the Exercise Price for the Shares being purchased. Payment for the Shares may be made in (by check), or, where permitted by law, by any of the following methods approved by the Committee, or any combinations thereof:

          [ ]  (i)    by cancellation of indebtedness of the Company to the
                      Optionee;

          [ ]  (ii)   by surrender of shares of Common Stock of the Company
                      already owned by the Optionee, or which were obtained by Optionee in the open public market, having a Fair Market
                      Value equal to the exercise price of the Option (but only to the extent that such exercise would not result in an accounting compensation change with respect to the Shares used to pay the exercise price unless otherwise determined by the Committee);

          [ ]  (iii)  by waiver of compensation due or accrued to Optionee for services rendered;

          [ ]  (iv)   by delivery of a promissory note in the amount of
                      $__________ with such terms as determined by the Committee;

          [ ]  (v)    provided that a public market for the Company's stock
                      exists, through a "same day sale" commitment from the Optionee and a broker dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD
                      Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the

                      NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

          [ ]  (vi)   provided that a public market for the Company's stock
                      exists, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise this option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company.

          (c)  Withholding Taxes. Prior to the issuance of the Shares upon
               -----------------
exercise of this Option, Optionee must pay or make adequate provision for any applicable federal or state withholding obligations of the Company. The Optionee may provide for payment of Optionee's minimum statutory withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld, all as set forth in Section 7(c) of the Plan. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares exercised.

          (d)  Issuance of Shares. Provided that such Stock Option Exercise
               ------------------
Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee's legal representative.

     6. Notice of Disqualifying Disposition of ISO Shares. If the Option granted
        -------------------------------------------------
to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after exercise of the ISO with respect to the Shares to be sold or disposed of, the Optionee shall immediately notify the Company in writing of such disposition. Optionee acknowledges and agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee from any such early disposition by payment in cash or out of the current wages or other earnings payable to the Optionee.

     7. Nontransferability of Option. This Option may not be transferred in any
        ----------------------------
manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee or any permitted transferee as set forth in the Plan. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of the Optionee.

     8. Restrictions on Shares.  The Company and the Company's shareholder have
        ----------------------
certain rights of first refusal that are set forth in Article X of the Company's Bylaws. A copy of Article X of the Bylaws is available upon request from the Secretary of the Company. The

Company reserves to itself for so long as the Company's stock is not publicly traded (a) the right of first refusal to purchase all Shares that Optionee (or a subsequent transferee) may propose to transfer to a third party and/or (b) the right to repurchase within 90 days of the later of Optionee's termination of employment or service with the Company or its Parent, Subsidiary or Affiliate of the Company and the exercise of the Option, a portion of or all Shares held by an Optionee at the higher of (i) the Optionee's original purchase price or, (ii) the Fair Market Value of such Shares.

     9. Federal Tax Consequences. Set forth below is a brief summary as of the
        ------------------------
date this form of Option Grant was adopted of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) Exercise of ISO. If this Option qualifies as an ISO, there will be
              ---------------
no regular federal income tax liability upon the exercise of this Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal income tax purposes and may subject the Optionee to an alternative minimum tax liability in the year of exercise.

          (b) Exercise of Nonqualified Stock Option. If this Option does not
              -------------------------------------
qualify as an ISO (a "nonqualified stock option"), there may be a regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          (c) Disposition of Shares. In the case of a nonqualified stock option,
              ---------------------
if Shares are held for at least one year before disposition, any gain on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes. In the case of an ISO, if Shares are held for at least one year after the date of exercise and at least two years after the Date of Grant, any gain on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes. If Shares acquired pursuant to an ISO are disposed of within such one-year or two-year periods (a "disqualifying disposition"), gain on such disqualifying disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price (the "Spread"). Any gain in excess of the Spread shall be treated as capital gain.

     10. Interpretation. Any dispute regarding the interpretation of this Grant
         --------------
shall be submitted by Optionee or the Company to the Company's Board of Directors or the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and on Optionee

     11.  Entire Agreement.  The Plan and the Stock Option Exercise Agreement
          ----------------
attached hereto as Exhibit 1 are incorporated herein by this reference. This Grant, the Plan and the Stock Option Exercise Agreement constitute the entire agreement of the parties hereto and supersede all prior undertakings and agreements with respect to the subject matter hereof.

     12.  Corporate Transactions.
          ----------------------

          (a) Definitions. For purposes of this Grant, the following terms shall have the meanings set forth below:

               (i) "Annual Base Salary" means Optionee's annual base salary at the rate in effect during the last regularly scheduled payroll period immediately preceding (i) the Change in Control or (ii) the Covered Termination, whichever is greater.

               (ii) "Change in Control" means the occurrence of any of the following events:

                    (A) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) fifty-percent (50%) or more of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) the stockholders of the Company approve either a plan of liquidation or dissolution of the Company or an agreement for the sale, lease, exchange or other transfer or disposition by the Company of fifty-percent (50%) or more of the Company's assets; or

                    (B) any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the Company's outstanding common stock.

               (iii) "Constructive Termination" means that the Optionee voluntarily terminates his employment after any of the following are undertaken without Optionee's express written consent:

                    (A) the assignment to Optionee of any duties or responsibilities which result in any material diminution or material adverse change of Optionee's position, status or circumstances of employment as in effect immediately prior to a Change in Control of the Company; a change in Optionee's titles or offices as in effect immediately prior to a Change in Control of the Company which results in any material diminution or material adverse change of Optionee's position, status or circumstances of employment; or any removal of Optionee from or any failure to re-elect Optionee to any of such positions, except in connection with the termination of his employment for death, disability, retirement, fraud, misappropriation, embezzlement or any other voluntary termination of employment by Optionee other than a Constructive Termination; provided, however, that no Constructive Termination shall be deemed to occur following a Change in Control of the Company by merely virtue of the Company operating as a subsidiary or division of the acquiring company if the Optionee continues with no material adverse change or material diminution in Optionee's title, duties or responsibilities following the Change in Control;

                    (B) a reduction by the Company in Optionee's Annual Base Salary by greater than ten (10) percent;

                    (C) any failure by the Company to continue in effect any benefit plan or arrangement, including incentive plans or plans to receive securities of the Company, in which Optionee is participating at the time of a Change in Control of the Company (hereinafter referred to as "Benefit Plans"), or the taking of any action by the Company which would materially adversely affect Optionee's participation in or reduce Optionee's benefits under the Benefit Plans or deprive Optionee of any fringe benefit enjoyed by Optionee at the time of a Change in Control of the Company; provided, however, that no Constructive Termination shall be deemed to occur following a Change in Control of the Company if the Company offers a range of benefit plans and programs which, taken as a whole, are comparable to the Benefit Plans as determined in good faith by the Company;

                    (D) a relocation of Optionee, or the Company's principal offices if Optionee's principal office is at such offices, to a location more than forty (40) miles from the location at which Optionee was performing his duties prior to a Change in Control of the Company, except for required travel by Optionee on the Company's business to an extent substantially consistent with Optionee's business travel obligations at the time of a Change in control of the Company;

                    (E) any material breach by the Company of any provision of this Grant; or

                    (F) any failure by the Company to obtain the assumption of this Grant by any successor or assign of the Company.

          (iv) "Covered Termination" means an Involuntary Termination or a Constructive Termination occurring in either case within one (1) year following a Change in Control. No other event shall be a Covered Termination for purposes of this Grant.

          (v) "Involuntary Termination" means Optionee's dismissal or discharge by the Company (or, if applicable, by the successor entity) for reasons other than commission of a felony or any other crime involving moral turpitude, repeated failure to perform services in accordance with the requests of superiors within the context of Optionee's duties, or the commission of a material fraud, misappropriation, embezzlement or other act of gross dishonesty on the part of Optionee which resulted in material loss, damage or injury to the Company.

     The termination of an Optionee's employment would not be deemed to be an "Involuntary Termination" if such termination occurs as a result of the death or disability of Optionee.

          (b) Stock Option Vesting Acceleration. One-half (1/2) of the Shares
              ---------------------------------
covered by this Option which are then unvested shall become fully vested and exercisable immediately upon the occurrence of a Covered Termination. By way of example and solely for illustrative purposes, if at the time of a Covered Termination Optionee holds stock options covering the purchase of 100,000 shares of Company stock which are exercisable as to 50,000 shares and not exercisable as to 50,000 shares, the stock options shall be exercisable as to an additional 25,000 shares due to the Covered Termination. Except as set forth herein, the terms of the Grant shall remain in full force and effect and subject to the terms of the Plan. Optionee acknowledges that the acceleration of the vesting of his options may cause such options to disqualify as incentive stock options (as defined under Section 422 of the Code) which may create adverse tax consequences to the Optionee. The Company recommends that Optionee obtain the advice of his tax advisor prior to entering into this Grant.

                              CYBERSOURCE CORPORATION, a Delaware corporation


                              By:
                                ----------------------------------------------
                              Name:
                                   -------------------------------------------
                              Title:
                                    -------------------------------------------

                                   ACCEPTANCE
                                   ----------

     Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Stock Option Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.



                              OPTIONEE


                              By:
                                ----------------------------------------------
                              Name:
                                   -------------------------------------------
                              Date:
                                    -------------------------------------------

                        EXHIBIT 1 TO STOCK OPTION GRANT

                        STOCK OPTION EXERCISE AGREEMENT
                        -------------------------------

     This Agreement is made this _____ day of ________________, _____ between CyberSource Corporation, a Delaware corporation (the "Company"), and the optionee named below ("Optionee").


Optionee:
Address:
Total Shares Subject to Option:
Exercise Price Per Share:
Date of Grant:
Expiration Date of Option
Type of Option:                     Incentive:
                                                  ------------
                                    Nonqualified:
                                                  ------------


     Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Option Grant, as follows [check as applicable and complete]:

    [ ] cash (check) in the amount of $___________, receipt of which is acknowledged by the Company;

    [ ] by delivery of ____________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current fair market value of $_________ per share (determined in accordance with the Plan) (but only to the extent that such exercise would not result in an accounting compensation change with respect to the Shares used to pay the exercise price unless otherwise determined by the Committee);

    [ ] by the waiver hereby of compensation due or accrued for services rendered in the amount of $______________;

    [ ] through delivery of a promissory note in the amount of $_________ with such terms as determined by the Committee;

    [ ] by delivery of a "same day sale" commitment from the Optionee and a broker dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price of $_________ and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company (this payment method may be used only if a public market for the Company's stock exists); or

    [ ] by delivery of a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise this option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price of $_________ directly to the Company (this payment method may be used only if a public market for the Company's stock exists).

The Company and Optionee hereby agree as follows:

     1. Purchase of Shares. On this date and subject to the terms and conditions
        ------------------
of this Agreement, Optionee hereby exercises the Stock Option Grant between the Company and Optionee dated as of the Date of Option Grant set forth above (the "Grant"), with respect to the Number of Shares Purchased set forth above of the Company's Common Stock (the "Shares") at an aggregate purchase price equal to the Aggregate Purchase Price set forth above (the "Purchase Price") and the Price per Share set forth above (the "Purchase Price Per Share"). The term "Shares" refers to the Shares purchased under this Agreement and includes all securities received (a) in replacement of the Shares, and (b) as a result of stock dividends or stock splits in respect of the Shares. Capitalized terms used herein that are not defined herein have the definitions ascribed to them in the Plan or the Grant.

     2.  Representations of Purchaser.  Optionee represents and warrants to the
         ----------------------------
Company that:

          (a) Optionee has received, read and understood the Plan and the Grant and agrees to abide by and be bound by their terms and conditions.

          (b) Optionee is capable of evaluating the merits and risks of this investment, has the ability to protect Optionee's own interests in this transaction and is financially capable of bearing a total loss of this investment.

          (c) Optionee is fully aware of (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; and (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Optionee may not be able to sell or dispose of the Shares or use them as collateral for loans).

          (d) Optionee is purchasing the Shares for Optionee's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "1933 Act").

          (e) Optionee has no present intention of selling or otherwise disposing of all or any portion of the Shares.

     3. Compliance with Securities Laws. Optionee understands and acknowledges
        -------------------------------
that the Shares have not been registered under the 1933 Act and that, notwithstanding any other provision of the Grant to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the 1933 Act and all applicable state securities laws. Optionee agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the 1933 Act pursuant to [the Company will check the applicable box]:


          [ ]       the exemption provided by Rule 701;

          [ ]       the exemption provided by Rule 504;

          [ ]       Section 4(2) of the 1933 Act;

          [ ]       other:
                          -------------------------

     4. Federal Restrictions on Transfer. Optionee understands that the Shares must be held indefinitely unless they are registered under the 1933 Act or unless an exemption from such registration is available and that the certificate(s) representing the Shares will bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares, and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.

          (a) Rule 144. Optionee has been advised that Rule 144 promulgated
              --------
under the 1933 Act, which permits certain resales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that a minimum of one (1) year elapse between the date of acquisition of Shares from the Company or an affiliate of the Company and any resale under Rule 144. Prior to an initial public offering of the Company's stock, "nonaffiliates" (i.e. persons other than officers, directors and major shareholders of the Company) may resell only under Rule 144(k), which requires that a minimum of two
(2) years elapse between the date of acquisition of Shares from the Company or an affiliate of the Company and any resale under Rule 144(k). Rule 144(k) is not available to affiliates.

          (b) Rule 701. If the exemption relied upon for exercise of the Shares
              --------
is Rule 701, the Shares will become freely transferable, subject to limited conditions regarding the method of sale, by nonaffiliates ninety (90) days after the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (the "SEC"), subject to any lengthier market standoff agreement contained in this Agreement or entered into by Optionee. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

     5. State Law Restrictions on Transfer. Optionee understands that transfer
        ----------------------------------
of the Shares may be restricted by applicable state securities laws, and that the certificate(s) representing the Shares may bear a legend or legends to that effect.

     6.  Market Standoff Agreement.  Optionee agrees in connection with any
         -------------------------
registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Optionee will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for a period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as the Company or the underwriters may specify for employee shareholders generally.

     7.  Legends.  Optionee understands and agrees that the certificate(s)
         -------
representing the Shares will bear a legend in substantially the following forms, in addition to any other legends required by applicable law:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT'), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL, PREPARED AT ISSUER'S REQUEST AND EXPENSE, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH."

     8. Stop-Transfer Notices. Optionee understands and agrees that, in order or
        ---------------------
ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

     9. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE
        ----------------
TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

     10.  Repurchase Options.  The Company and the Company's shareholders have
          ------------------
certain rights of first refusal that are set forth in Article X of the Company's Bylaws. A copy of Article X of the Bylaws is available upon request from the Secretary of the Company. The Company reserves to itself for so long as the Company's stock is not publicly traded (a) the right of first refusal to purchase all Shares that Optionee (or a subsequent transferee) may propose to transfer to a third party and/or (b) the right to repurchase within 90 days of the later of the Optionee's termination of employment or service with the Company or its Parent, Subsidiary or Affiliate of the Company and the exercise of the Option, a portion of or all Shares held by an Optionee at the higher of
(i) the Optionee's original purchase price or, (ii) the Fair Market Value of such Shares.

     11. Entire Agreement. The Plan and Grant are incorporated herein by
         ----------------
reference. This Agreement, the Plan and the Grant constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to conflict of laws.



Submitted By:                                    Accepted By:

"OPTIONEE"                                       "COMPANY"

                                                 CyberSource Corporation, a
                                                 Delaware corporation


                                                 By:
-------------------------------------              -----------------------------
Name:                                            Name:
    --------------------------------                  --------------------------
Address:                                         Title:
        -----------------------------                 --------------------------
        -----------------------------
        -----------------------------

Dated:  ______ __, _____                          Dated:  ______ __, ____

                                  EXHIBIT A-1

                   IMMEDIATELY EXERCISABLE STOCK OPTION GRANT
                   ------------------------------------------

     Optionee:
     Address:
     Total Shares Subject to
      Option:
     Exercise Price Per Share:
     Date of Grant:
     Expiration Date of Option
     Type of Option:                  Nonqualified

     1.  Grant of Option.  CyberSource Corporation, a Delaware corporation (the
         ---------------
"Company"), hereby grants to the optionee named above ("Optionee") an option (this "Option") to purchase the total number of shares of Common Stock ("Common Stock") of the Company set forth above (the "Shares") at the exercise price per share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Grant and the Company's 1999 Stock Option Plan, as amended to the date hereof (the "Plan"). This Option is not intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan.

     2. Exercise Period of Option and Vesting. This Option is immediately
        -------------------------------------
exercisable although the Shares issued upon exercise of the Option will be subject to the restrictions on transfer and a right of repurchase at the Exercise Price, in favor of the Company, as described herein (the "Repurchase Right"). The Shares are also subject to a Repurchase Right as to vested Shares pursuant to the terms of the Company's Bylaws. For purposes of this Grant, the term "vest" shall mean, with respect to any Shares, that such Shares (whether subject to the Option or acquired upon exercise of the Option) are no longer subject to the Repurchase Right as to unvested Shares, provided, however, that such Shares shall remain subject to other restrictions on transfer set forth in the Grant or the Plan. If the Optionee would become vested in a fraction of a Share, such Share shall not vest until the Optionee becomes vested in the entire Share. This Option shall remain exercisable until the Expiration Date, or until it terminates pursuant to the terms of Section 4 hereof, whichever is first to occur. Subject to the limitations set forth in this Grant and the Plan, the Repurchase Right as to unvested Shares shall lapse in accordance with the following schedule: The Optionee has option rights hereunder to purchase a total of ___________ Shares subject to NQSOs which vest in full on ___________ after
____________.

          (a) The minimum number of Shares that may be purchased upon any partial exercise of the Option is one hundred (100) shares.

          (b) This Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date. The portion of Shares as to which an Option is vested and not yet exercised in accordance with the above schedule as of the applicable dates shall be deemed "Vested Options."

     3. Restriction on Exercise. This Option may not be exercised unless such
        -----------------------
exercise is in compliance with the Securities Act of 1933, as amended, and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or over-the-counter market on which the Company's Common Stock may be listed or quoted at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

     4. Termination of Option. Except as provided below in this Section 4, this
        ---------------------
Option shall terminate and may not be exercised if Optionee ceases to be employed by, or provide services to, the Company or by any Parent or Subsidiary of the Company (or, in the case of a nonqualified stock option, by or to any Affiliate of the Company). Optionee shall be considered to be employed by the Company for all purposes under this Section 4 if Optionee is an officer, director or full-time employee of the Company or any Parent, Subsidiary or Affiliate of the Company or if the Committee determines that Optionee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. The Committee shall have discretion to determine whether Optionee has ceased to be employed by the Company or any Parent, Subsidiary or Affiliate of the Company and the effective date on which such employment terminated (the "Termination Date").

          (a) Termination Generally. If Optionee ceases to be employed by the
              ---------------------
Company and all Parents, Subsidiaries or Affiliates of the Company for any reason except death or disability, the Vested Options, to the extent (and only to the extent) exercisable by Optionee on the Termination Date, may be exercised by Optionee, but only within thirty (30) days after the Termination Date; provided that this Option may not be exercised in any event after the Expiration Date.

          (b) Death or Disability. If Optionee's employment with the Company and
              -------------------
all Parents, Subsidiaries and Affiliates of the Company is terminated because of the death of Optionee or the disability of Optionee, including, without limitation, such disability as defined in Section 22(e)(3) of the Code, the Vested Options, to the extent (and only to the extent) exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee's legal representative), but only within twelve (12) months after the Termination Date; provided that this Option may not be exercised in any event later than the Expiration Date.

          (c) No Right to Employment. Nothing in the Plan or this Grant shall
              ----------------------
confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee's employment or other relationship at any time, with or without cause.

     5.  Manner of Exercise.
         ------------------

          (a) Exercise Agreement. This Option shall be exercisable by delivery
              ------------------
to the Company of an executed written Stock Option Exercise Agreement in the form ttached hereto as Exhibit 1, or in such other form as may be approved by the Company, which shall set forth Optionee's election to exercise some or all of this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

          (b) Exercise Price. The Stock Option Exercise Agreement shall be
              --------------
accompanied by full payment of the Exercise Price for the Shares being purchased. Payment for the Shares may be made in cash (by check), or, where permitted by law, by any of the following methods approved by the Committee, or any combinations thereof:

          [ ]  (i)    by cancellation of indebtedness of the Company to the
                      Optionee;

          [ ]  (ii)   by surrender of shares of Common Stock of the Company
                      already owned by the Optionee, or which were obtained by Optionee in the open public market, having a Fair Market
                      Value equal to the exercise price of the Option (but only to the extent that such exercise would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Committee);

          [ ]  (iii)  by waiver of compensation due or accrued to Optionee for services rendered;

          [ ]  (iv)   by delivery of a promissory note in the amount of
                      $__________ with such terms as determined by the Committee;

          [ ]  (v)    provided that a public market for the Company's stock
                      exists, and the Shares are vested, through a "same day sale" commitment from the Optionee and a broker dealer that is a member of the National Association of Securities
                      Dealers, Inc. (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or

          [ ]  (vi)   provided that a public market for the Company's stock
                      exists, and the Shares are vested, through a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise this option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company.

          (c) Withholding Taxes. Prior to the issuance of the Shares upon
              -----------------
exercise of this Option, Optionee must pay or make adequate provision for any applicable federal or state withholding obligations of the Company. The Optionee may provide for payment of Optionee's minimum statutory withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld, all as set forth in Section 7(c) of the Plan. In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares exercised.

          (d) Issuance of Shares/Escrow. Provided that the Stock Option Exercise
              -------------------------
Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee's legal representative. For purposes of facilitating the enforcement of the provisions of the Repurchase Right, the Optionee agrees, immediately upon receipt of the certificate(s) for the Shares and the request of the Company, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form prescribed by the Company, executed in blank by the Optionee and the Optionee's spouse (if required for transfer) with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Shares have not vested pursuant to the vesting schedule set forth in the Grant and are subject to Company's Repurchase Right for unvested Shares, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Grant in accordance with the terms hereof. The Optionee hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to make this Grant and that such appointment is coupled with an interest and is accordingly irrevocable. The Optionee agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Subject to the provisions of any security agreement relating to Optionee's purchase of the Shares, upon the vesting of Shares and termination of the Company's Repurchase Right for unvested shares, the escrow holder will, upon request, transmit to the Optionee the certificate evidencing such Shares.

     6. Transfer Restrictions for Unvested Shares. The Shares sold to the
        -----------------------------------------
Optionee hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Optionee prior to the date that the Shares become vested. Any attempt to transfer Shares in violation of this
Section 6 will be null and void and will be disregarded. After the Shares vest, the Shares will remain subject to the Company's Right of First Refusal and the Company's Repurchase Right for vested shares as set forth in the Company's Bylaws.

     7.  Company's Repurchase Right.
         --------------------------

          (a) Grant of Repurchase Right. The Company is hereby granted the right
              -------------------------
(the "Repurchase Right"), exercisable at any time (i) during the ninety (90) day period following the Termination Date, or (ii) during the ninety (90) day period following an exercise of the Option that occurs after the Termination Date, to repurchase all or any portion of the unvested Shares purchased upon exercise of the Option (the "Share Repurchase Period").

          (b)  Exercise of the Repurchase Right.  The Repurchase Right shall be
               --------------------------------
exercisable by written notice delivered to each holder of the Shares prior to the expiration of the Share Repurchase Period. The notice shall indicate the number of Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not later than the last day of the Share Repurchase Period. On the date on which the repurchase is to be effected, the Company and/or its assigns shall pay to the holder in cash or cash equivalents (including the cancellation of any purchase-money indebtedness) an amount equal to the Exercise Price per Share for unvested Shares which are to be repurchased from the Holder. Upon such payment or deposit into escrow for the benefit of the holder, the Company and/or its assigns shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest thereon or related thereto, and the Company shall have the right to transfer to its own name or its assigns the number of Shares being repurchased, without further action by the holder.

          (c) Assignment. Whenever the Company shall have the right to purchase
              ----------
Shares under this Repurchase Right, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations, to exercise all or a part of the Company's Repurchase Right.

          (d) Termination of the Repurchase Right. The Repurchase Right shall
              -----------------------------------
terminate with respect to any Shares for which it is not timely exercised.

     8. Corporate Transaction. The Repurchase Right as to unvested Shares shall
        ---------------------
apply to the new capital stock or other property (including cash paid other than as a regular cash dividend) received in exchange for the Shares in consummation of a corporate transaction described in Section 13 of the Plan and such stock or property shall be deemed additional Shares for purposes of this Grant, but only to the extent the Shares are at the time covered by such Repurchase Right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the corporate transaction. To the extent that this Option and Grant are is not assumed by the successor corporation (or its Parent) in connection with such corporate transaction, the Repurchase Right as to such unvested Shares shall automatically lapse.

     9. Nontransferability of Option. This Option may not be transferred in any
        ----------------------------
manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Optionee only by Optionee or any permitted transferee. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of the Optionee.

     10. Restrictions on Shares. The Company and the Company's shareholder have
         ----------------------
certain rights of first refusal that are set forth in Article X of the Company's Bylaws. A copy of Article X of the Bylaws is available upon request from the Secretary of the Company. The Company reserves to itself for so long as the Company's stock is not publicly traded (a) the right of first refusal to purchase all Shares that Optionee (or a subsequent transferee) may propose to transfer to a third party and/or (b) the right to repurchase within 90 days of the later of Optionee's termination of employment or service with the Company or its Parent, Subsidiary or Affiliate of the Company and the exercise of the Option, a portion of or all vested Shares held by an Optionee at the higher of
(i) the Optionee's original purchase price or, (ii) the Fair Market Value of such Shares.

     11. Federal Tax Consequences. Set forth below is a brief summary as of the
         ------------------------
date this form of Option Grant was adopted of some of the federal tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) Section 83 (b) Election For Exercise of Non-Qualified Stock Option
              -----------------------------------------------------------------
Subject to Vesting. If the Shares are acquired hereunder pursuant to the
------------------
exercise of a NQSO that has not vested pursuant to the vesting schedule set forth in the Grant, then the Optionee understands that under Code Section 83, the excess of the Fair Market Value of the Shares on the date any forfeiture restrictions applicable to the Shares lapse over the Exercise Price paid for the Shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Company to repurchase the Shares pursuant to the Repurchase Right for unvested Shares. The Optionee understands that he/she may elect under Code Section 83(b) to be taxed at the time the Shares are acquired hereunder, rather than when and as the Shares cease to be subject to the forfeiture restrictions. Such election (the "83(b) Election") must be filed with the Internal Revenue Service within thirty
(30) days after the date Shares are acquired upon exercise of the Option. Even if the Fair Market Value of the Shares on the date the Option is exercised equals the Exercise Price paid (and thus no tax is payable), the 83(b) Election must be made to avoid adverse tax consequences in the future. THE OPTIONEE UNDERSTANDS THAT FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30)- DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY THE OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

          (b) Exercise of Vested Non-Qualified Stock Option. If pursuant to the
              ---------------------------------------------
vesting schedule, the Shares acquired upon exercise of the Option are not subject to any forfeiture restrictions, there may be a regular federal income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. The Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

          (c) Disposition of Shares. In the case of a nonqualified stock option,
              ---------------------
if Shares are held for at least one year before disposition, any gain on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes.

     12. Interpretation. Any dispute regarding the interpretation of this Grant
         --------------
shall be submitted by Optionee or the Company to the Company's Board of Directors or the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and on Optionee

     13.  Entire Agreement.  The Plan and the Stock Option Exercise Agreement
          ----------------
attached hereto as Exhibit 1 are incorporated herein by this reference. This Grant, the Plan and the Stock Option Exercise Agreement constitute the entire agreement of the parties hereto and supersede all prior undertakings and agreements with respect to the subject matter hereof.



                              CYBERSOURCE CORPORATION, a Delaware corporation


                              By:
                                ---------------------------------------
                              Name:
                                  -------------------------------------
                              Title:
                                   ------------------------------------

                                   ACCEPTANCE
                                   ----------

     Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and conditions of the Plan and this Stock Option Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.



                                    OPTIONEE


                                    By:
                                      -----------------------------------------
                                    Name:
                                        ---------------------------------------
                                    Date:
                                        ----------------------------------------

                        EXHIBIT 1 TO STOCK OPTION GRANT

            IMMEDIATELY EXERCISABLE STOCK OPTION EXERCISE AGREEMENT
            -------------------------------------------------------

     This Agreement is made this _____ day of ________________, ___ between CyberSource Corporation, a Delaware corporation (the "Company"), and the optionee named below ("Optionee").


     Optionee:
     Address:
     Total Shares Subject to
      Option:
     Exercise Price Per Share:
     Date of Grant:
     Expiration Date of Option
     Type of Option:                Nonqualified:
                                                --------------

     Optionee hereby delivers to the Company the Aggregate Purchase Price, to the extent permitted in the Option Grant, as follows [check as applicable and complete]:

    [ ] cash (check) in the amount of $___________, receipt of which is acknowledged by the Company;

    [ ] by delivery of ____________ fully-paid, nonassessable and vested shares of the Common Stock of the Company owned by Optionee and owned free and clear of all liens, claims, encumbrances or security interests, valued at the current fair market value of $_________ per share (determined in accordance with the Plan and only to the extent that such exercise would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Committee);

    [ ] by the waiver hereby of compensation due or accrued for services rendered in the amount of $______________;

    [ ] through delivery of a promissory note in the amount of $_________ with such terms as determined by the Committee;

    [ ] provided that the Shares are vested, by delivery of a "same day sale" commitment from the Optionee and a broker dealer that is a member of the National Association of Securities Dealers, Inc. (an "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the exercise price of $_________ and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company (this payment method may be used only if a public market for the Company's stock exists); or

    [ ] provided that the Shares are vested, by delivery of a "margin" commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise this option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price of $_________ directly to the Company (this payment method may be used only if a public market for the Company's stock exists).

    The Company and Optionee hereby agree as follows:

    1.    Purchase of Shares. On this date and subject to the terms and
          ------------------
    conditions of this Agreement, Optionee hereby exercises the Stock Option Grant between the Company and Optionee dated as of the Date of Option Grant set forth above (the "Grant"), with respect to the Number of Shares Purchased set forth above of the Company's Common Stock (the "Shares") at an aggregate purchase price equal to the Aggregate Purchase Price set forth above (the "Purchase Price") and the Price per Share set forth above (the "Purchase Price Per Share"). The term "Shares" refers to the Shares purchased under this Agreement and includes all securities received (a) in replacement of the Shares, and (b) as a result of stock dividends or stock splits in respect of the Shares, and such Shares shall be retained in escrow in the same manner as the Shares with respect to which they relate. Capitalized terms used herein that are not defined herein have the definitions ascribed to them in the Plan or the Grant.

    2.    Representations of Purchaser.  Optionee represents and warrants to the
          ----------------------------
    Company that:

          (a) Optionee has received, read and understood the Plan and the Grant and agrees to abide by and be bound by their terms and conditions.

          (b) Optionee is fully aware of the Repurchase Right for unvested Shares in favor of the Company as set forth in the Grant and that unvested Shares are subject to restrictions on transfer as set forth in the Grant.

           (c) Optionee is capable of evaluating the merits and risks of this investment, has the ability to protect Optionee's own interests in this transaction and is financially capable of bearing a total loss of this investment.

          (d) Optionee is fully aware of (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; and
     (iii) the lack of liquidity of the

Shares and the restrictions on transferability of the Shares (e.g., that may not be able to sell or dispose of the Shares or use them as collateral for loans).

          (e) Optionee is purchasing the Shares for Optionee's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "1933 Act").

          (f) Optionee has no present intention of selling or otherwise disposing of all or any portion of the Shares.

     3. Compliance with Securities Laws. Optionee understands and acknowledges
        -------------------------------
that the Shares have not been registered under the 1933 Act and that, notwithstanding any other provision of the Grant to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the 1933 Act and all applicable state securities laws. Optionee agrees to cooperate with the Company to ensure compliance with such laws. The Shares are being issued under the 1933 Act pursuant to [the Company will check the applicable box]:


          [ ]  the exemption provided by Rule 701;

          [ ]  the exemption provided by Rule 504;

          [ ]  Section 4(2) of the 1933 Act;

          [ ]  other:
                    ----------------------------

     4. Federal Restrictions on Transfer. Optionee understands that the Shares
        --------------------------------
must be held indefinitely unless they are registered under the 1933 Act or unless an exemption from such registration is available and that the certificate(s) representing the Shares will bear a legend to that effect. Optionee understands that the Company is under no obligation to register the Shares, and that an exemption may not be available or may not permit Optionee to transfer Shares in the amounts or at the times proposed by Optionee.

          (a) Rule 144. Optionee has been advised that Rule 144 promulgated
              --------
under the 1933 Act, which permits certain resales or unregistered securities, is not presently available with respect to the Shares and, in any event, requires that a minimum of one (1) year elapse between the date of acquisition of Shares from the Company or an affiliate of the Company and any resale under Rule 144. Prior to an initial public offering of the Company's stock, "nonaffiliates" (i.e. persons other than officers, directors and major shareholders of the Company) may resell only under Rule 144(k), which requires that a minimum of two
(2) years elapse between the date of acquisition of Shares from the Company or an affiliate of the Company and any resale under Rule 144(k). Rule 144(k) is not available to affiliates.

          (b) Rule 701. If the exemption relied upon for exercise of the Shares
              --------
is Rule 701, the Shares will become freely transferable, subject to limited conditions regarding the method of sale, by nonaffiliates ninety (90) days after the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission (the "SEC"), subject to any lengthier market standoff agreement contained in this Agreement or entered into by Optionee. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

     5. State Law Restrictions on Transfer. Optionee understands that transfer
        ----------------------------------
of the Shares may be restricted by applicable state securities laws, and that the certificate(s) representing the Shares may bear a legend or legends to that effect.

     6.  Market Standoff Agreement.  Optionee agrees in connection with any
         -------------------------
registration of the Company's securities that, upon the request of the Company or the underwriters managing any public offering of the Company's securities, Optionee will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for a period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as the Company or the underwriters may specify for employee shareholders generally.

     7.  Legends.  Optionee understands and agrees that the certificate(s)
         -------
representing the Shares will bear a legend in substantially the following forms, in addition to any other legends required by applicable law:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE 'SECURITIES ACT'), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL, PREPARED AT ISSUER'S REQUEST AND EXPENSE, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH."

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL AND A REPURCHASE RIGHT HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE OPTION AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT

          OF FIRST REFUSAL AND REPURCHASE RIGHT ARE BINDING ON TRANSFEREES OF THESE SHARES."

     8. Stop-Transfer Notices. Optionee understands and agrees that, in order or
        ---------------------
ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

     9. Tax Consequences. OPTIONEE UNDERSTANDS THAT OPTIONEE MAY SUFFER ADVERSE
        ----------------
TAX CONSEQUENCES AS A RESULT OF OPTIONEE'S PURCHASE OR DISPOSITION OF THE SHARES. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) OPTIONEE DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND THAT OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. The Optionee shall provide the Company with a copy of any timely filed 83(b) Election relating to the purchase of the Shares. If the Optionee makes a timely 83(b) Election, the Optionee shall immediately pay the Company (or the entity that employs the Optionee) the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding obligations. If the Optionee does not make a timely 83(b) Election, the Optionee shall, either at the time that the restrictions lapse under the Repurchase Right for unvested Shares and the Plan or at the time withholding is otherwise required by Applicable Laws, pay the Company (or the entity that employs the Optionee) the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding obligations.

     10.  Repurchase Options.  In addition to the Repurchase Right for unvested
          ------------------
Shares as set forth in the Grant, the Company and the Company's shareholders have certain rights of first refusal that are set forth in Article X of the Company's Bylaws. A copy of Article X of the Bylaws is available upon request from the Secretary of the Company. The Company reserves to itself for so long as the Company's stock is not publicly traded (a) the right of first refusal to purchase all Shares that Optionee (or a subsequent transferee) may propose to transfer to a third party and/or (b) the right to repurchase within 90 days of the later of Optionee's termination of employment or service with the Company or its Parent, Subsidiary or Affiliate of the Company and the exercise of the Option, a portion of or all vested Shares held by an Optionee at the higher of
(i) the Optionee's original purchase price or, (ii) the Fair Market Value of such Shares.

     11. Entire Agreement. The Plan and Grant are incorporated herein by
         ----------------
reference. This Agreement, the Plan and the Grant constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and are governed by California law except for that body of law pertaining to conflict of laws.

Submitted By:                                    Accepted By:

"OPTIONEE"                                       "COMPANY"

                                                 CyberSource Corporation, a
                                                   Delaware corporation


                                                 By:
---------------------------------                  -----------------------------
Name:                                            Name:
    -----------------------------                    ---------------------------
Address:                                         Title:
       --------------------------                     --------------------------
       -------------------------

Dated:  ______ __, _____                         Dated:  ______ __, ____

                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

     [Please sign this document but do not date it. The date and information of the transferee will be completed if and when the shares are assigned.]

          FOR VALUE RECEIVED, ____________________________ hereby sells, assigns and transfers unto _______________________, __________________ (____) shares of the Common Stock of CyberSource, Corporation, a Delaware corporation (the "Company"), standing in his name on the books of, represented by Certificate No. __ herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company attorney to transfer the said stock in the books of the Company with full power of substitution.

     DATED: ________________


                                           -------------------------------------


     The undersigned spouse of ____________________ joins in this assignment.

     Dated:  ___________________                     ---------------------------
                                                       (Spouse of _____________

                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

          The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in gross income for ________ the amount of any compensation taxable in connection with the taxpayer's receipt of the property described below:

                        1. The name, address, taxpayer identification number and taxable year of the undersigned are:

                           TAXPAYER'S NAME   _________________________________
                             SPOUSE'S NAME   _________________________________

           TAXPAYER'S SOCIAL SECURITY NO.:   _________________________________
             SPOUSE'S SOCIAL SECURITY NO.:   _________________________________

                             TAXABLE YEAR:   Calendar Year _______

                                  ADDRESS:   _________________________________
                                             _________________________________
                                             _________________________________

                        2. The property which is the subject of this election is __________ shares of common stock of CyberSource, Corporation, a Delaware corporation.

                        3. The property was transferred to the undersigned on ____________, ____.

                        4. The property is subject to the following restrictions: The right of the Company to repurchase the shares, or a portion thereof, at the purchase price of the shares. The rights lapses as to a portion of the shares per month according to a vesting schedule, based upon continued service to the Company.

                        5. The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is: $_______ per share x ________ shares = $___________.

                        6. The undersigned paid $______ per share x _________ shares for the property transferred or a total of $______________.

     The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

          The undersigned will file this election with the Internal Revenue Service office to which he or she files his annual income tax return not later than 30 days after the date of transfer of the property. Additionally, the undersigned will include a copy of the election with his income tax return for the taxable year in which the property is transferred.

     Dated:
     ---------------------------             ---------------------------------
                                                         Taxpayer

     The undersigned spouse of taxpayer joins in this election.

     Dated:
     --------------------------             ----------------------------------
                                                    Spouse of Taxpayer